Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended June 30, 2003. This document is dated August 6, 2003. Protective does not undertake a duty to update such information after such date.

All per share results are presented on a diluted basis.

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Consolidated and segment operating income excludes net realized investment gains (losses) and the related amortization of deferred policy acquisition costs and gains (losses) on derivative instruments because fluctuations in these items are due to changes in interest rates and other financial market factors instead of mortality and morbidity. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations by highlighting the income (loss) attributable to the normal, recurring operations of the Company’s business.

As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

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PROTECTIVE LIFE CORPORATION                                                                                                                                           Draft
Quarterly Financial Highlights                                                                                                                                      8/5/2003
(Dollars in Thousands)                                                                                                                                               Page 1
(Unaudited)
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                                                                          -----------------------------------------------------------------------------------------------------
                                                                               2ND QTR      3RD QTR       4TH QTR      1ST QTR       2ND QTR                  6 MOS       6 MOS
                                                                                  2002         2002          2002         2003          2003                  2002        2003
                                                                          -------------------------------------------------------------------          ------------------------
----------------------------------------------------------------
Pretax Operating Income *
----------------------------------------------------------------

   Life Marketing                                                              $26,855      $40,458       $36,725      $30,635       $46,116               $48,367     $76,751
   Acquisitions                                                                 20,103       25,118        26,441       22,772        24,281                43,538      47,053
   Annuities                                                                     4,968        2,683         3,034        3,715         2,991                 9,977       6,706
   Stable Value Contracts                                                       10,287       11,423        11,334        9,138        10,098                19,515      19,236
   Asset Protection                                                              2,623       (2,112)      (31,995)         858       (16,913)               10,729     (16,055)
   Corporate & Other                                                             3,780         (694)        3,592        1,344         4,113                 2,745       5,457
                                                                          -------------------------------------------------------------------          ------------------------
Total Pretax Operating Income                                                  $68,616      $76,876       $49,131      $68,462       $70,686              $134,871    $139,148

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Balance Sheet Data
----------------------------------------------------------------

  Total GAAP Assets                                                        $21,016,874  $21,369,140   $21,929,989  $22,774,363   $23,354,455
  Funds under Management
  Share Owners' Equity                                                      $1,528,549   $1,723,168    $1,720,702   $1,810,480    $2,026,445
  Share Owners' Equity (excluding accumulated other comprehensive income)   $1,422,248   $1,462,608    $1,484,788   $1,513,566    $1,564,910
  Operating Return on Average Equity for the Twelve Months Ending                13.0%        13.0%         13.3%        12.4%         12.2%

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Stock Data
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  Closing Price                                                                $ 33.10      $ 30.77       $ 27.52      $ 28.55       $ 26.75               $ 33.10      $26.75
  Average Shares Outstanding
     Basic                                                                  69,893,332   69,948,982    69,959,056   69,956,505    70,004,109            69,893,392  69,980,439
     Diluted                                                                70,486,576   70,491,409    70,488,160   70,483,448    70,561,795            70,435,362  70,552,838

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 4 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                    Draft
GAAP Consolidated Statements Of Income                                                                                                                                                       8/5/2003
(Dollars in thousands)                                                                                                                                                                        Page 2
(Unaudited)
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                                                                                -----------------------------------------------------------------------------------          ----------------------------
                                                                                        2ND QTR          3RD QTR         4TH QTR          1ST QTR          2ND QTR                   6 MOS         6 MOS
                                                                                           2002             2002            2002             2003             2003                    2002          2003
                                                                                -----------------------------------------------------------------------------------          ----------------------------
REVENUES
  Gross Premiums and Policy Fees                                                      $ 376,970        $ 392,131       $ 384,612        $ 387,094        $ 397,652               $ 754,414     $ 784,746
  Reinsurance Ceded                                                                    (200,312)        (121,744)       (222,097)        (189,417)        (205,268)               (376,995)     (394,685)
                                                                                -----------------------------------------------------------------------------------          ----------------------------
  Net Premiums and Policy Fees                                                          176,658          270,387         162,515          197,677          192,384                 377,419       390,061
  Net investment income                                                                 251,690          263,066         271,443          260,560          265,217                 496,695       525,777
  Realized investment gains (losses)                                                     13,818            1,125          (5,194)         (11,692)          27,973                  10,215        16,281
  Other income                                                                           29,033           23,927          21,432           25,309           39,981                  54,837        65,290
                                                                                -----------------------------------------------------------------------------------          ----------------------------
    Total Revenues                                                                      471,199          558,505         450,196          471,854          525,555                 939,166       997,409
                                                                                -----------------------------------------------------------------------------------          ----------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                      284,021          305,952         293,601          294,841          302,697                 567,532       597,538
  Amortization of deferred policy acquisition costs                                      47,228          112,021          53,495           57,946           69,968                 102,146       127,914
  Amortization of goodwill                                                                    -                -               -                -                -                       -             -
  Other operating expenses                                                               52,626           56,191          52,355           55,542           55,768                 113,694       111,310
  Interest on indebtedness                                                                5,842            6,705           7,105            7,486            7,830                  12,027        15,316
                                                                                -----------------------------------------------------------------------------------          ----------------------------
    Total Benefits and Expenses                                                         389,717          480,869         406,556          415,815          436,263                 795,399       852,078
                                                                                -----------------------------------------------------------------------------------          ----------------------------

INCOME BEFORE INCOME TAX                                                                 81,482           77,636          43,640           56,039           89,292                 143,767       145,331
  Income tax expense                                                                     27,052           26,661          13,296           18,334           29,916                  47,731        48,250
                                                                                -----------------------------------------------------------------------------------          ----------------------------
NET INCOME                                                                             $ 54,430         $ 50,975        $ 30,344         $ 37,705         $ 59,376                $ 96,036      $ 97,081
                                                                                ===================================================================================          ============================

PER SHARE DATA FOR QUARTER
  Operating income-diluted *                                                             $ 0.65           $ 0.72          $ 0.48           $ 0.65           $ 0.67
  Realized investment gains(losses) and related amort                                      0.12             0.01           (0.05)           (0.12)            0.18
                                                                                -----------------------------------------------------------------------------------
  Net income-diluted                                                                     $ 0.77           $ 0.73          $ 0.43           $ 0.53           $ 0.85
  Average shares outstanding-diluted                                                 70,486,576       70,491,409      70,488,160       70,483,448       70,561,795
  Dividends paid                                                                         $ 0.15           $ 0.15          $ 0.15           $ 0.15           $ 0.16
PER SHARE DATA FOR YTD
  Operating income-diluted *                                                             $ 1.28           $ 2.00          $ 2.48           $ 0.65           $ 1.32                  $ 1.28        $ 1.32
  Realized investment gains(losses) and related amort                                      0.08             0.09            0.04            (0.12)            0.06                    0.08          0.06
                                                                                -----------------------------------------------------------------------------------          ----------------------------
  Net income-diluted                                                                     $ 1.36           $ 2.09          $ 2.52           $ 0.53           $ 1.38                  $ 1.36        $ 1.38
  Average shares outstanding-diluted                                                 70,435,362       70,454,250      70,462,797       70,483,448       70,552,838              70,435,362    70,552,838
  Dividends paid                                                                         $ 0.29           $ 0.44          $ 0.59           $ 0.15           $ 0.31                  $ 0.29        $ 0.31
                                                                                                                                                  -----------------

* "Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

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PROTECTIVE LIFE CORPORATION                                                                                                                            Draft
GAAP Consolidated Balance Sheets                                                                                                                      8/5/2003
(Dollars in thousands)                                                                                                                                 Page 3
(Unaudited)
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                                                                                -----------------------------------------------------------------------------------
                                                                                        2ND QTR          3RD QTR         4TH QTR          1ST QTR          2ND QTR
                                                                                           2002             2002            2002             2003             2003
                                                                                -----------------------------------------------------------------------------------
ASSETS
Fixed maturities                                                                   $ 11,049,478     $ 11,451,339    $ 11,664,065     $ 12,146,120     $ 12,504,655
Equity securities                                                                        72,908           70,326          64,523           55,416           56,248
Mortgage loans                                                                        2,600,613        2,591,417       2,518,152        2,483,630        2,543,013
Investment real estate                                                                   24,485           20,536          20,711           19,485           16,930
Policy loans                                                                            551,988          546,302         543,161          536,085          532,981
Other long-term investments                                                             150,842          176,443         222,490          227,554          258,897
                                                                                -----------------------------------------------------------------------------------
Long-term investments                                                                14,450,314       14,856,363      15,033,102       15,468,290       15,912,724
Short-term investments                                                                  257,526          455,494         448,399          912,999          804,923
                                                                                -----------------------------------------------------------------------------------
     Total investments                                                               14,707,840       15,311,857      15,481,501       16,381,289       16,717,647
Cash                                                                                     43,775           78,353         101,953           55,830           91,093
Accrued investment income                                                               168,408          190,908         181,966          196,107          185,300
Accounts and premiums receivable                                                        100,596           74,207          61,425           63,186           63,464
Reinsurance receivable                                                                2,264,199        2,280,223       2,393,476        2,428,282        2,337,712
Deferred policy acquisition costs                                                     1,646,154        1,644,367       1,678,723        1,703,410        1,727,076
Goodwill                                                                                 47,312           47,312          47,312           47,312           47,312
Property and equipment, net                                                              45,397           41,615          41,324           44,279           46,392
Other assets                                                                            183,676          183,273         309,791          282,602          278,554
Assets Related to Separate Accounts
  Variable Annuity                                                                    1,691,789        1,412,028       1,513,824        1,452,098        1,718,478
  Variable Universal Life                                                               113,570          100,781         114,364          115,591          137,027
  Other                                                                                   4,158            4,216           4,330            4,377            4,400
                                                                                -----------------------------------------------------------------------------------

     TOTAL ASSETS                                                                  $ 21,016,874     $ 21,369,140    $ 21,929,989     $ 22,774,363     $ 23,354,455
                                                                                ===================================================================================

LIABILITIES AND SHARE-OWNERS' EQUITY

LIABILITIES
Policy liabilities and accruals
  Future policy benefits and claims                                                 $ 7,775,280      $ 8,032,378     $ 8,307,218      $ 8,498,209      $ 8,705,309
  Unearned premiums                                                                     812,209          790,360         813,798          792,669          771,015
Stable value product deposits                                                         4,078,763        3,860,241       4,018,552        4,106,685        4,214,470
Annuity deposits                                                                      3,603,722        3,680,025       3,697,495        3,714,368        3,636,423
Other policyholders' funds                                                              144,503          134,771         174,140          172,849          164,840
Securities sold under repurchase agreements                                                   -           42,000               -                -                -
Other liabilities                                                                       515,586          648,697         697,578        1,175,568          969,069
Accrued income taxes                                                                     (6,490)          23,219           3,186           24,911          (19,843)
Deferred income taxes                                                                   192,384          250,023         242,593          264,342          374,306
Debt                                                                                    386,688          376,137         406,110          426,103          436,394
Trust Originated Preferred Securities                                                   175,000          290,000         215,000          215,000          215,000
                                                                                -----------------------------------------------------------------------------------
   Total guaranteed preferred beneficial interests                                      175,000          290,000         215,000          215,000          215,000
                                                                                -----------------------------------------------------------------------------------

Minority interest - subsidiaries                                                          1,163            1,096           1,099            1,114            1,122
Liabilities related to separate accounts
  Variable annuity                                                                    1,691,789        1,412,028       1,513,824        1,452,098        1,718,478
  Variable universal life                                                               113,570          100,781         114,364          115,591          137,027
  Other                                                                                   4,158            4,216           4,330            4,377            4,400
                                                                                -----------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                             $ 19,488,325     $ 19,645,972    $ 20,209,287     $ 20,963,884     $ 21,328,010
                                                                                -----------------------------------------------------------------------------------

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SHARE-OWNERS' EQUITY
------------------------------------------------------------------------------
Preferred stock                                                                               -                -               -                -                -
Common stock                                                                             36,626           36,626          36,626           36,626           36,626
Additional paid-in capital                                                              405,711          406,000         408,397          409,007          412,282
Treasury stock                                                                          (16,278)         (16,402)        (16,402)         (15,631)         (15,578)
Stock Held in Trust                                                                      (1,679)          (2,157)         (2,417)          (2,812)          (3,149)
Unallocated ESOP shares                                                                  (2,777)          (2,777)         (2,777)          (2,367)          (2,367)
Retained earnings                                                                     1,000,645        1,041,318       1,061,361        1,088,743        1,137,096
Accumulated other comprehensive income                                                  106,301          260,560         235,914          296,914          461,535
                                                                                -----------------------------------------------------------------------------------

       Total Share-owners' Equity                                                     1,528,549        1,723,168       1,720,702        1,810,480        2,026,445
                                                                                -----------------------------------------------------------------------------------

       TOTAL LIABILITIES AND EQUITY                                                $ 21,016,874     $ 21,369,140    $ 21,929,989     $ 22,774,364     $ 23,354,455
                                                                                ===================================================================================

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity                                                              $ 22.26          $ 25.09         $ 25.06          $ 26.28          $ 29.41
Excluding accumulated other comprehensive income                                        $ 20.72          $ 21.30         $ 21.62          $ 21.97          $ 22.71

Share-owners' Equity (excluding accumulated other comprehensive income)             $ 1,422,248      $ 1,462,608     $ 1,484,788      $ 1,513,566      $ 1,564,910

Common shares outstanding                                                            68,657,583       68,675,894      68,675,894       68,891,149       68,907,294
Treasury Stock Shares                                                                 4,594,377        4,576,066       4,576,066        4,360,811        4,344,666
                                                                                                                                                  -----------------

PROTECTIVE LIFE CORPORATION                                                                                                                                                                    Draft
Calculation of Operating Earnings Per Share                                                                                                                                                  8/5/2003
(Dollars in thousands)                                                                                                                                                                        Page 4
(Unaudited)
                                                                                -----------------------------------------------------------------------------------          ----------------------------
                                                                                        2ND QTR          3RD QTR         4TH QTR          1ST QTR          2ND QTR                   6 MOS         6 MOS
                                                                                           2002             2002            2002             2003             2003                    2002          2003
                                                                                -----------------------------------------------------------------------------------          ----------------------------

CALCULATION OF NET INCOME PER SHARE

Net income                                                                             $ 54,430         $ 50,975        $ 30,344         $ 37,705         $ 59,376                $ 96,036      $ 97,081

Average shares outstanding-basic                                                     69,893,332       69,948,982      69,959,056       69,956,505       70,004,109              69,893,392    69,980,439
Average shares outstanding-diluted                                                   70,486,576       70,491,409      70,488,160       70,483,448       70,561,795              70,435,362    70,552,838

Net income per share-basic                                                               $ 0.77           $ 0.73          $ 0.44           $ 0.54           $ 0.85                  $ 1.37        $ 1.39
Net income per share-diluted                                                             $ 0.77           $ 0.73          $ 0.43           $ 0.53           $ 0.85                  $ 1.36        $ 1.38

Income from continuing operations                                                      $ 54,430         $ 50,975        $ 31,748         $ 37,705         $ 59,376                $ 96,036      $ 97,081
Change in accounting principle/extraordinary loss                                             -                -          (1,404)               -                -                       -             -
EPS (basic)                                                                              $ 0.77           $ 0.73          $ 0.44           $ 0.54           $ 0.85                  $ 1.37        $ 1.39
EPS (diluted)                                                                              0.77             0.73            0.43             0.53             0.85                    1.36          1.38

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

Realized investment gains (losses)                                                     $ 13,818          $ 1,125        $ (5,194)       $ (11,692)        $ 27,973                $ 10,215      $ 16,281
Related amortization of DAC                                                                (952)            (365)           (297)            (731)          (9,367)                 (1,319)      (10,098)
                                                                                -----------------------------------------------------------------------------------          ----------------------------
                                                                                         12,866              760          (5,491)         (12,423)          18,606                   8,896         6,183
Tax effect                                                                               (4,504)            (266)          1,922            4,348           (6,512)                 (3,114)       (2,164)
                                                                                -----------------------------------------------------------------------------------          ----------------------------
                                                                                        $ 8,362            $ 494        $ (3,569)        $ (8,075)        $ 12,094                 $ 5,782       $ 4,019
                                                                                -----------------------------------------------------------------------------------          ----------------------------
Realized investment gains (losses) per share (basic & diluted)                           $ 0.12           $ 0.01         $ (0.05)         $ (0.12)          $ 0.18                  $ 0.08        $ 0.06
                                                                                -----------------------------------------------------------------------------------          ----------------------------

OPERATING INCOME PER SHARE

Net income per share-diluted                                                             $ 0.77           $ 0.73          $ 0.43           $ 0.53           $ 0.85                  $ 1.36        $ 1.38
Realized investment gains (losses) per share-diluted                                       0.12             0.01           (0.05)           (0.12)            0.18                    0.08          0.06
                                                                                -----------------------------------------------------------------------------------          ----------------------------
Operating income per share-diluted                                                       $ 0.65           $ 0.72          $ 0.48           $ 0.65           $ 0.67                  $ 1.28        $ 1.32
                                                                                -----------------------------------------------------------------------------------          ----------------------------

NET OPERATING INCOME *

Net income                                                                             $ 54,430         $ 50,975        $ 30,344         $ 37,705         $ 59,376                $ 96,036      $ 97,081
Realized investment gains (losses), net of tax and amortization                           8,362              494          (3,569)          (8,075)          12,094                   5,782         4,019
                                                                                -----------------------------------------------------------------------------------          ----------------------------
Net operating income                                                                   $ 46,068         $ 50,481        $ 33,913         $ 45,780         $ 47,282                $ 90,254      $ 93,062
                                                                                -----------------------------------------------------------------------------------          ----------------------------

PRETAX OPERATING INCOME **

Income before income tax                                                               $ 81,482         $ 77,636        $ 43,640         $ 56,039         $ 89,292               $ 143,767     $ 145,331
Realized investment gains (losses)                                                       13,818            1,125          (5,194)         (11,692)          27,973                  10,215        16,281
Related amortization of DAC                                                                (952)            (365)           (297)            (731)          (9,367)                 (1,319)      (10,098)
                                                                                -----------------------------------------------------------------------------------          ----------------------------
Pretax operating income                                                                $ 68,616         $ 76,876        $ 49,131         $ 68,462         $ 70,686               $ 134,871     $ 139,148
                                                                                -----------------------------------------------------------------------------------          ----------------------------

* "Net Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Net Operating Income" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

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PROTECTIVE LIFE CORPORATION                                                                                                Draft
Invested Asset Summary                                                                                                    8/5/2003
(Dollars in millions)                                                                                                      Page 5
(Unaudited)
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                                                                           ---------------------------------------------------------
                                                                               2ND QTR    3RD QTR     4TH QTR    1ST QTR    2ND QTR
                                                                                  2002       2002        2002       2003       2003
                                                                           ---------------------------------------------------------
-------------------------------------------------------
Total Portfolio
-------------------------------------------------------

Fixed Income                                                                 $11,049.5  $11,451.4   $11,664.0  $12,146.1  $12,504.7
Mortgage Loans                                                                 2,600.6    2,591.4     2,518.2    2,483.6    2,543.0
Real Estate                                                                       24.5       20.5        20.7       19.5       16.9
Equities                                                                          72.9       70.3        64.5       55.4       56.2
Policy Loans                                                                     552.0      546.3       543.2      536.1      533.0
Short Term Investments                                                           257.5      455.5       448.4      913.0      804.9
Other Long Term Investments                                                      150.8      176.5       222.5      227.6      258.9
                                                                           ---------------------------------------------------------
  Total Invested Assets                                                      $14,707.8  $15,311.9   $15,481.5  $16,381.3  $16,717.6

-------------------------------------------------------
Fixed Income
-------------------------------------------------------

  Corporate Bonds                                                             $5,421.0   $5,792.6    $5,911.4   $6,082.8   $6,620.5
  Mortgage Backed Securities                                                   4,286.9    4,319.0     4,339.0    4,546.8    4,248.9
  US Govt Bonds                                                                  117.5      123.2        96.5       92.6       95.2
  Public Utilities                                                             1,046.4    1,120.6     1,173.4    1,282.3    1,420.3
  States, Municipals and Political Subdivisions                                   94.7       19.8        29.4       25.8       23.6
  Preferred Securities                                                             2.2        2.2         1.8        1.8        2.1
  Convertibles and Bonds with Warrants                                            80.8       74.0       112.5      114.0       94.1
                                                                           ---------------------------------------------------------
Total Fixed Income Portfolio                                                 $11,049.5  $11,451.4   $11,664.0  $12,146.1  $12,504.7

-------------------------------------------------------
Fixed Income - Quality
-------------------------------------------------------

AAA                                                                              39.0%      38.1%       37.7%      37.7%      34.3%
AA                                                                                5.0%       5.3%        5.1%       4.9%       5.1%
A                                                                                23.6%      23.0%       22.0%      21.8%      22.2%
BBB                                                                              28.6%      28.3%       27.7%      27.5%      28.9%
BB or Less                                                                        3.7%       5.2%        7.4%       8.0%       9.5%
Redeemable Preferred Stock                                                        0.1%       0.1%        0.1%       0.1%       0.0%
                                                                           ---------------------------------------------------------
                                                                                100.0%     100.0%      100.0%     100.0%     100.0%

-------------------------------------------------------
Mortgage Loans - Type
-------------------------------------------------------

Retail                                                                           76.4%      76.4%       76.2%      75.7%      76.0%
Apartments                                                                        8.3%       8.7%        7.5%       7.2%       7.2%
Office Buildings                                                                  7.0%       6.7%        7.4%       7.8%       7.2%
Warehouses                                                                        6.9%       6.9%        7.4%       7.5%       7.9%
Miscellaneous                                                                     1.4%       1.3%        1.5%       1.8%       1.7%
                                                                           ---------------------------------------------------------
                                                                                100.0%     100.0%      100.0%     100.0%     100.0%

-------------------------------------------------------
Problem Mortgage Loans
-------------------------------------------------------

90 Days Past Due                                                                  $4.8       $9.6        $1.9       $1.2       $5.2
Renegotiated Loans                                                                 5.9        5.9         5.7        5.7        5.7
Foreclosures                                                                      17.2        9.8        13.0       11.7        8.9
                                                                           ---------------------------------------------------------
                                                                                 $27.9      $25.3       $20.6      $18.6      $19.8

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PROTECTIVE LIFE CORPORATION                                                                                                                                                 Draft
Life Marketing and Annuities - Quarterly Earnings Trends                                                                                                                   8/5/2003
(Dollars in thousands)                                                                                                                                                      Page 6
(Unaudited)
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                                                                         ----------------------------------------------------------------------          ------------------------------
                                                                               2ND QTR       3RD QTR      4TH QTR       1ST QTR        2ND QTR                    6 MOS          6 MOS
                                                                                  2002          2002         2002          2003           2003                     2002           2003
                                                                         ----------------------------------------------------------------------          ------------------------------
INDIVIDUAL LIFE

REVENUES
  Gross Premiums and Policy Fees                                             $ 112,373     $ 116,775    $ 126,273     $ 128,268      $ 137,150                $ 222,244      $ 265,418
  Reinsurance Ceded                                                            (84,863)      (12,655)    (107,043)      (80,223)       (90,880)                (156,625)      (171,103)
                                                                         ----------------------------------------------------------------------          ------------------------------
  Net Premiums and Policy Fees                                                  27,510       104,120       19,230        48,045         46,270                   65,619         94,315
  Net investment income                                                         22,064        21,452       21,907        22,389         22,674                   43,878         45,063
  Realized investment gains (losses)                                                 -             -            -             -              -                        -              -
  Other income                                                                  14,807        13,409       13,277        13,972         16,972                   29,250         30,944
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Revenues                                                              64,381       138,981       54,414        84,406         85,916                  138,747        170,322
                                                                         ----------------------------------------------------------------------          ------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              31,195        28,810       21,908        38,126         27,923                   66,183         66,049
  Amortization of deferred policy acquisition costs                              7,586        72,551        7,749        17,424         16,774                   19,570         34,198
  Amortization of goodwill                                                           -             -            -             -              -                        -              -
  Other operating expenses                                                       9,504         8,376        5,291        11,984          9,289                   26,462         21,273
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Benefits and Expenses                                                 48,285       109,737       34,948        67,534         53,986                  112,215        121,520
                                                                         ----------------------------------------------------------------------          ------------------------------
INCOME BEFORE INCOME TAX                                                      $ 16,096      $ 29,244     $ 19,466      $ 16,872       $ 31,930                 $ 26,532       $ 48,802
                                                                         ======================================================================          ==============================

WEST COAST

REVENUES
  Gross Premiums and Policy Fees                                              $ 47,498      $ 48,127     $ 42,384      $ 58,279       $ 64,663                 $ 87,049      $ 122,942
  Reinsurance Ceded                                                            (38,265)      (39,304)     (40,523)      (43,815)       (51,021)                 (66,518)       (94,836)
                                                                         ----------------------------------------------------------------------          ------------------------------
  Net Premiums and Policy Fees                                                   9,233         8,823        1,861        14,464         13,642                   20,531         28,106
  Net investment income                                                         29,315        31,103       32,767        34,149         34,841                   57,895         68,990
  Realized investment gains (losses)                                                 -             -            -             -              -                        -              -
  Other income                                                                       -           101          335             -              9                        -              9
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Revenues                                                              38,548        40,027       34,963        48,613         48,492                   78,426         97,105
                                                                         ----------------------------------------------------------------------          ------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              29,565        28,554       25,061        34,664         31,717                   57,708         66,381
  Amortization of deferred policy acquisition costs                              4,520         3,670        5,569         5,647          7,424                    8,727         13,071
  Amortization of goodwill                                                           -             -            -             -              -                        -              -
  Other operating expenses                                                      (6,296)       (3,411)     (12,926)       (5,461)        (4,835)                  (9,844)       (10,296)
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Benefits and Expenses                                                 27,789        28,813       17,704        34,850         34,306                   56,591         69,156
                                                                         ----------------------------------------------------------------------          ------------------------------
INCOME BEFORE INCOME TAX                                                      $ 10,759      $ 11,214     $ 17,259      $ 13,763       $ 14,186                 $ 21,835       $ 27,949
                                                                         ======================================================================          ==============================

ACQUISITIONS

REVENUES
  Gross Premiums and Policy Fees                                              $ 66,432      $ 79,341     $ 77,218      $ 73,063       $ 71,326                $ 144,259      $ 144,389
  Reinsurance Ceded                                                            (17,889)      (12,468)     (27,973)      (18,626)       (18,531)                 (35,892)       (37,157)
                                                                         ----------------------------------------------------------------------          ------------------------------
  Net Premiums and Policy Fees                                                  48,543        66,873       49,245        54,437         52,795                  108,367        107,232
  Net investment income                                                         58,801        67,128       67,508        62,296         62,520                  117,511        124,816
  Realized investment gains (losses)                                                 -             -            -             -              -                        -              -
  Other income                                                                     524           168          395           905          1,542                    1,073          2,447
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Revenues                                                             107,868       134,169      117,148       117,638        116,857                  226,951        234,495
                                                                         ----------------------------------------------------------------------          ------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              68,557        83,335       73,802        72,619         72,951                  144,264        145,570
  Amortization of deferred policy acquisition costs                              7,797        11,891        6,648        10,081          8,474                   16,706         18,555
  Amortization of goodwill                                                           -             -            -             -              -                        -              -
  Other operating expenses                                                      11,411        13,825       10,257        12,166         11,151                   22,443         23,317
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Benefits and Expenses                                                 87,765       109,051       90,707        94,866         92,576                  183,413        187,442
                                                                         ----------------------------------------------------------------------          ------------------------------

INCOME BEFORE INCOME TAX                                                      $ 20,103      $ 25,118     $ 26,441      $ 22,772       $ 24,281                 $ 43,538       $ 47,053
                                                                         ======================================================================          ==============================

PROTECTIVE LIFE CORPORATION                                                                                                                                        Draft
Life Marketing and Annuities                                                                                                                                      8/5/2003
(Dollars in thousands)                                                                                                                                             Page 7
(Unaudited)

                                                                  ------------------------------------------------------------------------          -------------------------
                                                                         2ND QTR        3RD QTR         4TH QTR      1ST QTR      2ND QTR                 6 MOS        6 MOS
                                                                            2002           2002            2002         2003         2003                  2002         2003
                                                                  ------------------------------------------------------------------------          -------------------------
INDIVIDUAL LIFE

SALES BY PRODUCT
   Term                                                                 $ 22,411       $ 19,536        $ 19,652     $ 21,904     $ 32,718              $ 41,662     $ 54,622
   U/L                                                                     7,244          7,372           8,929        8,288        9,440                12,804       17,728
   VUL                                                                     1,864          1,683           1,605          876        1,105                 3,412        1,981
                                                                  ------------------------------------------------------------------------          -------------------------
         Total                                                          $ 31,519       $ 28,591        $ 30,186     $ 31,068     $ 43,263              $ 57,878     $ 74,331
                                                                  ------------------------------------------------------------------------          -------------------------

SALES BY DISTRIBUTION
   RSM System                                                           $ 10,252        $ 9,673        $ 10,335     $ 10,301     $ 12,180              $ 19,190     $ 22,481
   Empire General                                                         13,032         10,978          12,026       14,307       22,672                24,122       36,979
   Stockbrokers                                                            4,919          5,079           4,887        4,500        6,746                 8,194       11,246
   Direct Response                                                         3,265          2,756           2,567        1,950        1,665                 6,180        3,615
   All Other                                                                  51            105             371           10            0                   192           10
                                                                  -----------------------------------------------------------------------           -------------------------
             Total                                                      $ 31,519       $ 28,591        $ 30,186     $ 31,068     $ 43,263              $ 57,878     $ 74,331
                                                                  ------------------------------------------------------------------------          -------------------------

WEST COAST

SALES BY PRODUCT
   Term                                                                 $ 15,796       $ 16,033        $ 19,305     $ 19,306     $ 20,276              $ 30,092     $ 39,582
   U/L                                                                    10,868          8,348          14,493        7,627       11,004                19,211       18,631
                                                                  ------------------------------------------------------------------------          -------------------------
         Total                                                          $ 26,664       $ 24,381        $ 33,798     $ 26,933     $ 31,280              $ 49,303     $ 58,213
                                                                  ------------------------------------------------------------------------          -------------------------

SALES BY DISTRIBUTION
   BGA                                                                  $ 22,062       $ 21,233        $ 22,781     $ 22,420     $ 24,362              $ 40,664     $ 46,782
   BOLI                                                                    4,602          3,148          11,017        4,513        6,918                 8,639       11,431
                                                                  ------------------------------------------------------------------------          -------------------------
      Total                                                             $ 26,664       $ 24,381        $ 33,798     $ 26,933     $ 31,280              $ 49,303     $ 58,213
                                                                  ------------------------------------------------------------------------          -------------------------

ANNUITIES

SALES
    Variable Annuity                                                    $ 84,171       $ 96,902        $ 78,348    $ 102,525     $ 94,336             $ 149,257    $ 196,861
    Immediate Annuity                                                     27,732         24,499          22,934       26,839       26,092                52,776       52,931
    Fixed Annuity                                                        247,949         83,371          50,156       49,529       21,326               394,631       70,855
                                                                  ------------------------------------------------------------------------          -------------------------
      Total                                                            $ 359,852      $ 204,772       $ 151,438    $ 178,893    $ 141,754             $ 596,664    $ 320,647
                                                                  ------------------------------------------------------------------------          -------------------------

EARNINGS BEFORE INCOME TAX
    Variable Annuity                                                       $ 591         $ (253)          $ 979        $ 941      $ 1,347               $ 1,390      $ 2,288
    Fixed Annuity                                                          4,377          2,936           2,055        2,774        1,644                 8,587        4,418
                                                                  ------------------------------------------------------------------------          -------------------------
      Total                                                              $ 4,968        $ 2,683         $ 3,034      $ 3,715      $ 2,991               $ 9,977      $ 6,706
                                                                  ------------------------------------------------------------------------          -------------------------

DEPOSIT BALANCE
    VA Fixed Annuity                                                   $ 241,886      $ 311,977       $ 321,586    $ 363,741    $ 357,937             $ 241,886    $ 357,937
    VA Sep Acct Annuity                                                1,550,547      1,296,572       1,397,586    1,366,633    1,611,964             1,550,547    1,611,964
                                                                  ------------------------------------------------------------------------          -------------------------
           Sub-total                                                   1,792,433      1,608,549       1,719,172    1,730,374    1,969,901             1,792,433    1,969,901
    Fixed Annuity                                                      2,841,601      2,928,945       2,986,596    3,005,278    2,989,964             2,841,601    2,989,964
                                                                  -----------------------------------------------------------------------           -------------------------
      Total                                                          $ 4,634,034    $ 4,537,494     $ 4,705,768   $4,735,652   $4,959,865            $4,634,034   $4,959,865
                                                                  ------------------------------------------------------------------------          -------------------------

------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                 Draft
Acquisitions, Stable Value Contracts, and Asset Protection                                                                                                                 8/5/2003
Quarterly Earnings Trends  (Dollars in thousands)                                                                                                                           Page 8
(Unaudited)
------------------------------------------------------------------------
                                                                         ----------------------------------------------------------------------          ------------------------------
                                                                               2ND QTR       3RD QTR      4TH QTR       1ST QTR        2ND QTR                    6 MOS          6 MOS
                                                                                  2002          2002         2002          2003           2003                     2002           2003
                                                                         ----------------------------------------------------------------------          ------------------------------
ANNUITIES

REVENUES
  Gross Premiums and Policy Fees                                               $ 6,840       $ 6,415      $ 5,962       $ 5,883        $ 6,387                 $ 13,449       $ 12,270
  Reinsurance Ceded                                                                  -             -            -             -              -                        -              -
                                                                         ----------------------------------------------------------------------          ------------------------------
  Net Premiums and Policy Fees                                                   6,840         6,415        5,962         5,883          6,387                   13,449         12,270
  Net investment income                                                         53,512        56,759       58,223        58,442         57,780                  105,465        116,222
  Realized investment gains (losses)                                             2,856           363       (1,324)           27         11,206                    3,238         11,233
  Other income                                                                   2,432         2,060        1,922         1,941          2,075                    4,894          4,016
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Revenues                                                              65,640        65,597       64,783        66,293         77,448                  127,046        143,741
                                                                         ----------------------------------------------------------------------          ------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              45,061        48,466       50,193        52,986         51,339                   87,448        104,325
  Amortization of deferred policy acquisition costs                              6,683         5,734        5,258         4,386         13,967                   13,677         18,353
  Amortization of goodwill                                                           -             -            -             -              -                        -              -
  Other operating expenses                                                       7,024         8,716        7,919         5,910          7,312                   14,025         13,222
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Benefits and Expenses                                                 58,768        62,916       63,370        63,282         72,618                  115,150        135,900
                                                                         ----------------------------------------------------------------------          ------------------------------
INCOME BEFORE INCOME TAX                                                         6,872         2,681        1,413         3,011          4,830                   11,896          7,841

Adjustments to Reconcile to Operating Income:
  Realized investment (gains) losses                                            (2,856)         (363)       1,324           (27)       (11,206)                  (3,238)       (11,233)
  Related amortization of deferred policy acquisition costs                        952           365          297           731          9,367                    1,319         10,098
                                                                         ----------------------------------------------------------------------          ------------------------------
PRETAX OPERATING INCOME *                                                      $ 4,968       $ 2,683      $ 3,034       $ 3,715        $ 2,991                  $ 9,977        $ 6,706
                                                                         ======================================================================          ==============================

STABLE VALUE CONTRACTS

REVENUES
  Gross Premiums and Policy Fees                                                   $ -           $ -          $ -           $ -            $ -                      $ -            $ -
  Reinsurance Ceded                                                                  -             -            -             -              -                        -              -
                                                                         ----------------------------------------------------------------------          ------------------------------
  Net Premiums and Policy Fees                                                       -             -            -             -              -                        -              -
  Net investment income                                                         62,026        61,725       62,840        58,532         59,090                  121,533        117,622
  Realized investment gains (losses)                                              (265)       (6,366)        (951)       (6,702)         4,260                      256         (2,442)
  Other income                                                                       -             -            -             -              -                        -              -
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Revenues                                                              61,761        55,359       61,889        51,830         63,350                  121,789        115,180
                                                                         ----------------------------------------------------------------------          ------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              50,082        48,290       49,375        47,765         46,957                   98,911         94,722
  Amortization of deferred policy acquisition costs                                595           581          563           599            519                    1,160          1,118
  Amortization of goodwill                                                           -             -            -             -              -                        -              -
  Other operating expenses                                                       1,062         1,431        1,568         1,030          1,516                    1,947          2,546
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Benefits and Expenses                                                 51,739        50,302       51,506        49,394         48,992                  102,018         98,386
                                                                         ---------------------------------------------------------------------           ------------------------------
INCOME BEFORE INCOME TAX                                                        10,022         5,057       10,383         2,436         14,358                   19,771         16,794

Adjustments to Reconcile to Operating Income:
  Realized investment (gains) losses                                              (265)       (6,366)        (951)       (6,702)         4,260                      256         (2,442)
                                                                         ----------------------------------------------------------------------          ------------------------------
PRETAX OPERATING INCOME *                                                     $ 10,287      $ 11,423     $ 11,334       $ 9,138       $ 10,098                 $ 19,515       $ 19,236
                                                                         ======================================================================          ==============================

ASSET PROTECTION

REVENUES
  Gross Premiums and Policy Fees                                             $ 128,066     $ 127,534    $ 119,972     $ 110,409      $ 108,775                $ 258,798      $ 219,184
  Reinsurance Ceded                                                            (52,529)      (52,304)     (42,694)      (44,276)       (44,135)                (107,577)       (88,411)
                                                                         ----------------------------------------------------------------------          ------------------------------
  Net Premiums and Policy Fees                                                  75,537        75,230       77,278        66,133         64,640                  151,221        130,773
  Net investment income                                                         11,013        11,095       10,874         9,834          9,729                   22,327         19,563
  Realized investment gains (losses)                                                 -             -            -             -              -                        -              -
  Other income                                                                  10,466         7,259        4,826         6,971         18,167                   18,782         25,138
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Revenues                                                              97,016        93,584       92,978        82,938         92,536                  192,330        175,474
                                                                         ----------------------------------------------------------------------          ------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              50,472        57,751       66,666        40,398         64,295                   95,924        104,693
  Amortization of deferred policy acquisition costs                             19,678        17,267       27,366        19,479         22,491                   41,496         41,970
  Amortization of goodwill                                                           -             -            -             -              -                        -              -
  Other operating expenses                                                      24,243        20,678       30,941        22,203         22,663                   44,181         44,866
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Benefits and Expenses                                                 94,393        95,696      124,973        82,080        109,449                  181,601        191,529
                                                                         ----------------------------------------------------------------------          ------------------------------
INCOME BEFORE INCOME TAX                                                       $ 2,623      $ (2,112)   $ (31,995)        $ 858      $ (16,913)                $ 10,729      $ (16,055)
                                                                         ======================================================================          ==============================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

ANNUITIES

SALES
    Variable Annuity                                                    $ 84,171       $ 96,902        $ 78,348    $ 102,525     $ 94,336             $ 149,257    $ 196,861
    Immediate Annuity                                                     27,732         24,499          22,934       26,839       26,092                52,776       52,931
    Fixed Annuity                                                        247,949         83,371          50,156       49,529       21,326               394,631       70,855
                                                                  ------------------------------------------------------------------------          -------------------------
      Total                                                            $ 359,852      $ 204,772       $ 151,438    $ 178,893    $ 141,754             $ 596,664    $ 320,647
                                                                  ------------------------------------------------------------------------          -------------------------

EARNINGS BEFORE INCOME TAX
    Variable Annuity                                                       $ 591         $ (253)          $ 979        $ 941      $ 1,347               $ 1,390      $ 2,288
    Fixed Annuity                                                          4,377          2,936           2,055        2,774        1,644                 8,587        4,418
                                                                  ------------------------------------------------------------------------          -------------------------
      Total                                                              $ 4,968        $ 2,683         $ 3,034      $ 3,715      $ 2,991               $ 9,977      $ 6,706
                                                                  ------------------------------------------------------------------------          -------------------------

DEPOSIT BALANCE
    VA Fixed Annuity                                                   $ 241,886      $ 311,977       $ 321,586    $ 363,741    $ 357,937             $ 241,886    $ 357,937
    VA Sep Acct Annuity                                                1,550,547      1,296,572       1,397,586    1,366,633    1,611,964             1,550,547    1,611,964
                                                                  ------------------------------------------------------------------------          -------------------------
           Sub-total                                                   1,792,433      1,608,549       1,719,172    1,730,374    1,969,901             1,792,433    1,969,901
    Fixed Annuity                                                      2,841,601      2,928,945       2,986,596    3,005,278    2,989,964             2,841,601    2,989,964
                                                                  ------------------------------------------------------------------------          -------------------------
      Total                                                          $ 4,634,034    $ 4,537,494     $ 4,705,768   $4,735,652   $4,959,865            $4,634,034   $4,959,865
                                                                  ------------------------------------------------------------------------          -------------------------

                                                                  ------------------------------------------------------------------------          -------------------------
                                                                         2ND QTR        3RD QTR         4TH QTR      1ST QTR      2ND QTR                 6 MOS        6 MOS
                                                                            2002           2002            2002         2003         2003                  2002         2003
                                                                  ------------------------------------------------------------------------          -------------------------
STABLE VALUE CONTRACTS

SALES (millions)
    GIC                                                                     $ 38           $ 92            $ 91        $ 219        $ 106                  $ 84        $ 325
    GFA                                                                       50              -             300          225           24                   588          249
                                                                  ------------------------------------------------------------------------          -------------------------
       Total                                                                $ 88           $ 92           $ 391        $ 444        $ 130                 $ 672        $ 574
                                                                  ------------------------------------------------------------------------          -------------------------

DEPOSIT BALANCE (thous)
        Total                                                        $ 4,027,910    $ 3,806,275     $ 3,930,668   $3,999,054   $4,071,061            $4,027,910   $4,071,061

OPERATING SPREAD                                                           1.02%          1.17%           1.12%        0.93%        1.01%                 1.00%        0.97%

                                                                  ------------------------------------------------------------------------          -------------------------
                                                                         2ND QTR        3RD QTR         4TH QTR      1ST QTR      2ND QTR                 6 MOS        6 MOS
                                                                            2002           2002            2002         2003         2003                  2002         2003
                                                                  ------------------------------------------------------------------------          -------------------------
ASSET PROTECTION

SALES
    Credit                                                              $ 48,074       $ 48,297        $ 37,990     $ 45,642     $ 51,168              $ 91,435     $ 96,810
    Service Contracts                                                     52,429         57,754          40,729       38,709       53,869                97,320       92,578
    Other                                                                 26,630         31,734          34,627       23,552       30,313                50,396       53,865
                                                                  ------------------------------------------------------------------------          -------------------------
             Total                                                     $ 127,133      $ 137,785       $ 113,346    $ 107,903    $ 135,350             $ 239,151    $ 243,253
                                                                  ------------------------------------------------------------------------          -------------------------

PROTECTIVE LIFE CORPORATION                                                                                                                                                 Draft
Corp & Other Segment - Quarterly Earnings Trends                                                                                                                           8/5/2003
(Dollars in thousands)                                                                                                                                                     Page 10
(Unaudited)
                                                                         ----------------------------------------------------------------------          ------------------------------
                                                                               2ND QTR       3RD QTR      4TH QTR       1ST QTR        2ND QTR                    6 MOS          6 MOS
                                                                                  2002          2002         2002          2003           2003                     2002           2003
                                                                         ----------------------------------------------------------------------          ------------------------------

REVENUES
  Gross Premiums and Policy Fees                                              $ 15,761      $ 13,939     $ 12,803      $ 11,192        $ 9,351                 $ 28,615       $ 20,543
  Reinsurance Ceded                                                             (6,766)       (5,013)      (3,864)       (2,477)          (701)                 (10,383)        (3,178)
                                                                         ----------------------------------------------------------------------          ------------------------------
  Net Premiums and Policy Fees                                                   8,995         8,926        8,939         8,715          8,650                   18,232         17,365
  Net investment income                                                         14,959        13,804       17,324        14,918         18,583                   28,086         33,501
  Realized investment gains (losses)                                                 0             0            0             0              0                        0              0
  Other income                                                                     804           930          677         1,520          1,216                      838          2,736
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Revenues                                                              24,758        23,660       26,940        25,153         28,449                   47,156         53,602
                                                                         ----------------------------------------------------------------------          ------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                               9,089        10,746        6,596         8,283          7,515                   17,094         15,798
  Amortization of deferred policy acquisition costs                                369           327          342           330            319                      810            649
  Amortization of goodwill                                                           0             0            0             0              0                        0              0
  Other operating expenses                                                      11,520        13,281       16,410        15,196         16,502                   26,507         31,698
                                                                         ----------------------------------------------------------------------          ------------------------------
    Total Benefits and Expenses                                                 20,978        24,354       23,348        23,809         24,336                   44,411         48,145
                                                                         ----------------------------------------------------------------------          ------------------------------

INCOME BEFORE INCOME TAX                                                       $ 3,780        $ (694)     $ 3,592       $ 1,344        $ 4,113                  $ 2,745        $ 5,457
                                                                         ======================================================================          ==============================

UNALLOCATED REALIZED INV GAINS (LOSSES)                                       $ 11,227       $ 7,128     $ (2,919)     $ (5,017)      $ 12,507                  $ 6,721        $ 7,490